================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[X]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      GREAT WESTERN FINANCIAL CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                           H. F. AHMANSON & COMPANY
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]





                            H. F. AHMANSON & COMPANY
                                   APRIL 1997

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]


     THIS PRESENTATION CONTAINS CERTAIN FORWARD LOOKING STATEMENTS WITH RESPECT TO THE FINANCIAL CONDITION, RESULTS OF OPERATIONS AND BUSINESS OF AHMANSON AND, ASSUMING THE CONSUMMATION OF THE PROPOSED MERGER, A COMBINED AHMANSON/GREAT WESTERN FINANCIAL CORPORATION, INCLUDING STATEMENTS RELATING TO: (A) THE COST SAVINGS AND ACCRETION TO CASH EARNINGS AND REPORTED EARNINGS THAT WILL BE REALIZED FROM THE PROPOSED MERGER; (B) THE IMPACT ON REVENUES OF THE PROPOSED MERGER, INCLUDING THE POTENTIAL FOR ENHANCED REVENUES AND THE IMPACT ON REVENUES OF CONSOLIDATION OF RETAIL BRANCHES AND OTHER OPERATIONS AS PLANNED;
 (C) AHMANSON'S STOCK PURCHASE PROGRAM; AND (D) THE RESTRUCTURING CHARGES EXPECTED TO BE INCURRED IN CONNECTION WITH THE PROPOSED MERGER. THESE FORWARD LOOKING STATEMENTS INVOLVE CERTAIN RISKS AND UNCERTAINTIES. FACTORS THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD LOOKING STATEMENTS INCLUDE, AMONG OTHERS, THE FOLLOWING POSSIBILITIES:
 (1) EXPECTED COST SAVINGS FROM THE PROPOSED MERGER CANNOT BE FULLY REALIZED OR REALIZED WITHIN THE EXPECTED TIME FRAME; (2) REVENUES FOLLOWING THE PROPOSED MERGER ARE LOWER THAN EXPECTED; (3) COMPETITIVE PRESSURE AMONG DEPOSITORY INSTITUTIONS INCREASES SIGNIFICANTLY; (4) COSTS OR DIFFICULTIES RELATED TO THE INTEGRATION OF THE BUSINESSES OF AHMANSON AND GREAT WESTERN FINANCIAL CORPORATION ARE GREATER THAN EXPECTED; (5) CHANGES IN THE INTEREST RATE ENVIRONMENT REDUCE INTEREST MARGINS; (6) GENERAL ECONOMIC CONDITIONS, EITHER NATIONALLY OR IN THE STATES IN WHICH THE COMBINED COMPANY WILL BE DOING BUSINESS, ARE LESS FAVORABLE THAN EXPECTED; OR (7) LEGISLATION OR REGULATORY CHANGES ADVERSELY AFFECT THE BUSINESSES IN WHICH THE COMBINED COMPANY WOULD BE ENGAGED. FURTHER INFORMATION ON OTHER FACTORS WHICH COULD AFFECT THE FINANCIAL RESULTS OF AHMANSON AFTER THE PROPOSED MERGER IS INCLUDED IN FILINGS BY AHMANSON WITH THE SECURITIES AND EXCHANGE COMMISSION, ("COMMISSION"), INCLUDING A REGISTRATION STATEMENT ON FORM S-4 FILED WITH THE COMMISSION ON FEBRUARY 18, 1997, AS AMENDED, AND THE COMMISSION FILINGS INCORPORATED BY REFERENCE THEREIN.

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                                   WHO WE ARE


           STARTING WITH A GREAT LOAN AND DEPOSIT FRANCHISE, STRONG
                CAPITAL, AND TERRIFIC PEOPLE, WE ARE ADVANCING:

 .  TO STRONG CORE PROFITABILITY
   -  FROM A HISTORY OF LACKLUSTER RESULTS

 .  TO A FULL-SERVICE CONSUMER BANK
   -  FROM A TRADITIONAL S&L

 .  OUR COMMITMENT TO INCREASING SHAREHOLDER VALUE
   -  FROM A FOCUS ON SIZE AND GEOGRAPHIC SPREAD

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]


                                   WHO WE ARE
                                A CONSUMER BANK

 . ASSETS                       $49.9 BILLION
 . DEPOSITS                     $34.8 BILLION
 . LOANS                        $46.1 BILLION
 . SHAREHOLDERS' EQUITY         $ 2.4 BILLION
 . # OF FINANCIAL SERVICE
  CENTERS / STATES             391 / 4
 . # OF LOAN OFFICES / STATES   125 / 9
 . MORTGAGE SERVICING           $59 BILLION

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]



                                  WHO WE ARE

                         SIGNIFICANTLY IMPROVED RETURNS



                             [GRAPH APPEARS HERE]

                            CASH RETURN ON ASSETS

                            [GRAPH APPEARS HERE]

                                                      4Q96
Quarters:         1Q96     2Q96    3Q96    4Q96    (Reported)

                  0.53%    0.58%   0.62%   0.78%     0.73%

                     CASH RETURN ON EQUITY

                      [GRAPH APPEARS HERE]

                                                      4Q96
Quarters:     1Q96       2Q96     3Q96     4Q96     (Reported)

               9.6%      10.8%    11.6%    16.6%      14.7%

------------------
3Q96 excludes SAIF recap and First Interstate branch acquisition charges

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                             AHM: THE FUTURE IS NOW


FINANCIAL GOALS:

  ROE - 18%
  Efficiency Ratio - below 50%
  EPS Growth
  Capital - "well capitalized"

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                            AHM: THE FUTURE IS NOW



 .  ENHANCING SHAREHOLDER VALUE

   -  LOWER CREDIT COSTS

   -  HIGHER FEE INCOME

   -  EXPENSE CONTROL

   -  CAPITAL MANAGEMENT

   -  FRANCHISE CONSOLIDATION AND DEVELOPMENT

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]


                                OTHER FEE INCOME

                             [GRAPH APPEARS HERE]

Quarters:                    4Q95   1Q96   2Q96   3Q96   4Q96
Other Fee Income
($ in Millions):             $27    $27    $31    $34    $44

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]


                                      G&A

                             [GRAPH APPEARS HERE]


Quarters:                    4Q95   1Q96   2Q96   3Q96    4Q96
G&A
($ in Millions):             $199   $193   $190   $190    $188

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]


                                EFFICIENCY RATIO

                             [GRAPH APPEARS HERE]

Quarters:                    1995   1Q96   2Q96   3Q96*  4Q96  QTD-FEB

Efficiency Ratio:            58.9%  53.8%  52.8%  53.1%  49.5%  48.1%

*3Q96 excludes SAIF recap and FIB acquisition charges.

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]


                                 CREDIT COSTS

                             [GRAPH APPEARS HERE]

Quarters:                    4Q95   1Q96   2Q96   3Q96    4Q96

Credit Costs ($ in
Millions):                   $63    $72    $61    $61     $57

                        (Provision       +         REO)

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]


                              NONPERFORMING ASSETS


                             [GRAPH APPEARS HERE]


                             12/95  3/96   6/96   9/96   12/96   1/97   2/97

Nonperforming Assets
($ in Millions):             $949   $977   $954   $898   $846    $842   $831

NPAs dropped by $194 million or 19% from their February 1996 peak.

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                            RESIDENTIAL 1-4 FAMILY
                              NON-PERFORMING LOANS


                             [GRAPH APPEARS HERE]

                                                                           -----------------------------------------------------
                            ($ in Millions):                               |Cumulative decline since February 1996: $163 million|
                                                                           -----------------------------------------------------
1/96      2/96      3/96      4/96      5/96      6/96     7/96      8/96      9/96     10/96     11/96     12/96    1/97    2/97
$ 29      $ 29      $(21)     $(26)     $(19)     $(11)    $(22)     $(19)     $(10)     $(13)     $ (8)     $ (2)   $(1)    $(11)

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]


                             RESIDENTIAL 1-4 FAMILY
                                      REO

                             [GRAPH APPEARS HERE]

                                                                        -----------------------------------------------------
                               ($ in Millions):                         |Cumulative increase since February 1996: $14 million|
                                                                        -----------------------------------------------------
1/96     2/96     3/96      4/96      5/96      6/96     7/96     8/96     9/96     10/96     11/96     12/96   1/97      2/97
$  6     $ (1)    $ (3)    $   8     $  11     $   6     $  7     $  7     $  5     $  (1)    $ (12)    $ (13)  $ (0.3)   $ (1)

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                             CUSTOMER INFORMATION

                             1995             1996          % Change
                             ----             ----          --------
Households                   1.2 million     1.4 million    17%

Accounts with debit cards     45,000         317,000        604%

Checking accounts            650,000         893,000         37%

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                          PERSONAL FINANCIAL SERVICES
                                  TRANSACTIONS



           (in millions)

                       4Q94           4Q95          4Q96          Jan-97
                     #    %          #    %        #    %         #    %
--------------------------------------------------------------------------
Branch              27.3   68        24.1  63      28.7  54       9.4   53
--------------------------------------------------------------------------
ATM                        16              16            18             18
Debit                       1               1             3              3
Phone                      15              20            24             25
Online                      -               -             1              1
--------------------------------------------------------------------------
Non-branch          13.1   32        14.4  37      24.2  46       8.2   47
--------------------------------------------------------------------------
Total               40.4             38.5          52.9          17.6

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]


                            STOCK BUYBACK PROGRAMS


3RD STOCK BUYBACK PROGRAM
-------------------------

     AUTHORIZED:        NOV. 15, 1996

     AMOUNT:            $250 MILLION

TOTAL STOCK BUYBACKS
--------------------

AUTHORIZED TO DATE:

     COMMON STOCK       $650 MILLION

     PREFERRED STOCK    $175 MILLION
                        ------------
                        $825 MILLION

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]


                                 COMMON  STOCK
                                BUYBACK ACTIVITY



                                    # Shares           Average
                                    (millions)       Price Paid
                                    ----------       ----------
Through Dec. 31, 1996                   17.0            $26.11

YTD - February 1997                      2.2            $35.06

   Programs to date                     19.2            $27.11

Remaining authorized                    $131 million

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]


                        1996 FOURTH QUARTER NET INCOME
                           PERCENT INCREASE FROM 1995


                             [GRAPH APPEARS HERE]


                             Dollars              Fully-Diluted EPS
%:                             50%                       85%

Stock buyback and preferred redemption cause reported EPS growth to outpace net income increase.

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]


                             AHM: THE FUTURE IS NOW

                       DEPOSIT FRANCHISE CONSOLIDATION /*/

                             BOUGHT LOW, SOLD HIGH

                             [GRAPH APPEARS HERE]


               Deposits Bought/Sold
               (Dollars in Billions)    Deposit Premium
               Bought:      $ 6.8             2.9%

               Sold:        $12.7             7.1%

----------------

/(*)/ June 1992 - Present, excluding acquisition of 61 former First
      Interstate branches.

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                            AHM: THE FUTURE IS NOW

 .  BANKING FRANCHISE ACQUIRED
   -  ACQUIRED 61 FORMER FIRST INTERSTATE BRANCHES IN 1996

      *  ACCRETIVE TO 4Q 1996 RESULTS

      *  STRENGTHENED CONSUMER AND SMALL BUSINESS BANKING

      *  SUCCESSFUL CONVERSION

      *  ACHIEVED COST SAVINGS

      *  ADDED IMPORTANT NEW CAPABILITIES

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                         BENEFITS OF FRANCHISE BUILDING



 .  MARKET POWER WHERE WE WANT TO BE

 .  FOCUS

 .  EFFICIENCY

 .  DEFINITION OF CONSUMER BANKING STRATEGY

 .  ADDITIONAL CAPITAL AND STOCK BUYBACK

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]


                                DECAFFEINATING:

                            NON-COFI LOANS IN ESCROW

                             [GRAPH APPEARS HERE]

                       12/31/95                    12/31/96
                       --------                    --------
                        44%                           86%


[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]


                             CONSUMER LOANS FUNDED

                             [GRAPH APPEARS HERE]

Quarters:              1Q96         2Q96        3Q96         4Q96
                      -------      -------     ------       -------
($ in millions):      $17          $52         $71          $131

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                               BUSINESS BANKING


 .  LARGE, PROFITABLE AND UNDERSERVED SEGMENT

 .  FULLY UTILIZES EXISTING DISTRIBUTION SYSTEM

 .  LEVERAGES STRONG LOYALTY AND NAME RECOGNITION

 .  ROA POTENTIAL

 .  JUMP START WITH FIB ACQUISITION

 .  IN PROCESS OF ROLLOUT TO ENTIRE CALIFORNIA FRANCHISE

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]


                              INVESTMENT PRODUCTS
                            AVERAGE DAILY CORE SALES


                             [GRAPH APPEARS HERE]


                         1995       1996       QTD-FEB
                         ----       ----       -------
($ in millions):         $0.6       $2.2       $3.4


[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]


                              H.F. AHMANSON & CO.


                          ENHANCED MERGER PROPOSAL FOR
                            GREAT WESTERN FINANCIAL

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                     FEATURES OF PROPOSED OFFER


          Exchange Ratio:    . 1.20x when AHM stock price is below $41.67
                             . Floating to provide value of $50.00 to GWF
                               stockholders when AHM is between $41.67
                               and $45.45
                             . Exchange ratio of 1.10x when AHM is greater
                               than $45.45


          Determination of   . The exchange ratio will be fixed based on the
          Final Exchange       average AHM stock price for the 20 trading
          Ratio:               days prior to receipt of OTS approval or
                               through whatever mechanism is agreed upon in a definitive agreement with GWF

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                            EXCHANGE RATIO ANALYSIS

                             [GRAPH APPEARS HERE]

          AHM                       GWF                           EXCHANGE
      STOCK PRICE               SHARE VALUE                        RATIO
     =============         =====================             =================
        $40.00                    $48.00                            1.200x
         41.00                     49.20                            1.200
         41.67                     50.00                            1.200
         42.00                     50.00                            1.190
         43.00                     50.00                            1.163
         44.00                     50.00                            1.136
         45.00                     50.00                            1.111
         45.45                     50.00                            1.100
         46.00                     50.60                            1.100
         47.00                     51.70                            1.100
         48.00                     52.80                            1.100
         49.00                     53.90                            1.100
         50.00                     55.00                            1.100

Current Value of AHM Offer:  $43.65

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]


                                ASSUMPTIONS FOR
                           REVISED FINANCIAL RESULTS

     -  REVISED AHM AND GWF STANDALONE EARNINGS ESTIMATES

     -  COST SAVINGS INCREASED BY $50 MILLION TO $454 MILLION
        *  GWF G&A BASE LARGER THAN ORIGINAL ANALYSIS

     _  REVENUE ENHANCEMENTS OF $50 MILLION ASSUMED
        *  NET INTEREST INCOME FROM CONSUMER LENDING AND BUSINESS BANKING
        *  FEE INCOME FROM RETAIL DEPOSITS, CASH MANAGEMENT AND INVESTMENT SALES

     - CREDIT RESERVE DECREASED BY $50 MILLION TO $100 MILLION BASED ON WAMU DUE DILIGENCE AND GREAT WESTERN CONCURRENCE

     - RESTRUCTURING RESERVE CONSERVATIVELY INCREASED TO $454 MILLION (100% OF COST SAVES)

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                          IMPACT ON AHM STOCKHOLDERS

                                     Updated Case /(1,2)/
                                 --------------------------

AHM Stock Price           $45.50          $40.25          $36.38
Exchange Ratio              1.10x           1.20x           1.20x

Reported EPS              $ 3.27          $ 3.14          $ 3.24
 1998E                      4.11            3.94            4.05
 1999E

Cash EPS
 1998E                    $ 4.22          $ 4.01          $ 4.01
 1999E                      5.16            4.89            4.89

(1) Adjusted AHM and GWF standalone earnings models revised to reflect current street estimates and information provided in WAMU presentation and GWF 10-K. In addition, a $195 million pre-tax "break up" fee has been added in addition to a $50 million reduction in the credit reserve.
(2) Adjusted to reflect impact of $100 million in additional pre-tax synergies by 1999 and higher restructuring reserve.

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]


                 IMPACT ON ACCRETION / (DILUTION) /(1)/

                                                        % Accretion (Dilution)
                                    --------------      ----------------------
                                       Exchange
                                         Ratio            1998          1999
                                    --------------      --------     ---------
     Reported EPS
       AHM = $36.38                      1.20x             (8)%          5%
       AHM = $40.25                      1.20             (10)           2
       AHM = $43.50                      1.15              (9)           4
       AHM = $45.50                      1.10              (7)           6

     Cash EPS
       AHM = $36.38                      1.20x              9%          21%
       AHM = $40.25                      1.20               9           21
       AHM = $43.50                      1.15              12           25
       AHM = $45.50                      1.10              15           28

(1) Based on Updated Case

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]


                         AHM OFFER LOW RISK

            AHM offer remains predicated on a simple, proven formula:

            Significant Cost Savings
            [INSIDE GRAPHIC ARROW]
                                       Enhanced Shareholder Value:
                                           1. Significant accretion
                      +              =     2. Accelerated EPS growth

            Accelerated Stock Repurchase
            [INSIDE GRAPHIC ARROW]

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                              INTEREST RATE RISK

 .  AHM HAS A PROVEN HISTORY OF MANAGING INTEREST RATE RISK THROUGH DIFFERING
   INTEREST RATE CYCLES:

   - AHM IS RANKED BY OTS IN TOP QUINTILE OF PEER GROUP WITH RESPECT TO INTEREST RATE SENSITIVITY

   - AHM HAS MAINTAINED ITS NET INTEREST MARGIN WITHIN A 29 BASIS POINT BAND SINCE 1992, VERSUS WAMU, WHOSE NET INTEREST MARGIN HAS DECREASED APPROXIMATELY 150 BASIS POINTS

 .  AHM IS BETTER SITUATED THAN WAMU IN A RISING RATE ENVIRONMENT:

   - SYNERGIES PREDICATED ON SHARE REPURCHASE, NOT INCREASES IN LOAN ORIGINATION/ RETENTION VOLUMES

   - AHM'S WHOLESALE FUNDS TOTALED LESS THAN 25% OF TOTAL LIABILITIES VERSUS MORE THAN 35% FOR WAMU AT YEAR END 1996

 .  AHM HAS NOT HISTORICALLY RETAINED FIXED RATE MORTGAGE LOAN ORIGINATIONS:

   - AHM FIXED RATE MORTGAGE LOAN PORTFOLIO REPRESENTED LESS THAN 5% OF TOTAL LOANS, VERSUS 30% FOR WAMU AT YEAR END 1996

   - IN ORDER TO ACHIEVE ITS LOAN PRODUCTION TARGETS, WHICH REPRESENT MORE THAN 100% OF WAMU'S AND GWF'S COMBINED SFR ORIGINATIONS IN 1996, WAMU WILL HAVE TO RETAIN A SIGNIFICANT AMOUNT OF ADDITIONAL FIXED RATE LOANS

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                         AHM OFFER CLEARLY SUPERIOR TO
                                GWF STOCKHOLDER

                                               AHM Offer/(1)/                          WAMU Offer
                                           -----------------------     -----------------------------------------
                                              AHM           AHM           Original       Revised     Reasonable
Cash Basis                                  $45.50       $36.38        Projections     Projections   Assumptions
----------                                ----------    ----------    --------------  ------------   -----------
Pro Forma EPS
  1998E                                      $4.22         $4.01         $4.81             $4.81          $4.42
  1999E                                       5.16          4.89          5.71              5.89           5.13

Exchange Ratio                                1.10x         1.20x         0.90x             0.90x          0.90x
----------------------------------------------------------------------------------------------------------------
Pro Forma Cash EPS per GWF Stockholder

  1998E                                      $4.64         $4.81         $4.32             $4.32          $3.97
  1999E                                       5.68          5.87          5.14              5.30           4.62
----------------------------------------------------------------------------------------------------------------

(1) Based on revised "Updated Case".

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

             SHARES OF GREAT WESTERN FINANCIAL CORPORATION ("GWF")
                  COMMON STOCK HELD BY H.F. AHMANSON & COMPANY
               ("AHMANSON"), ITS DIRECTORS AND EXECUTIVE OFFICERS
            AND CERTAIN EMPLOYEES, OTHER REPRESENTATIVES OF AHMANSON
              AND CERTAIN OTHER PERSONS WHO MAY SOLICIT PROXIES OR
                 CONSENTS, AND CERTAIN TRANSACTIONS BETWEEN ANY
                                OF THEM AND GWF

     AHMANSON AND CERTAIN OTHER PERSONS NAMED BELOW MAY SOLICIT PROXIES (A) TO ELECT THREE NOMINEES AND ONE OR MORE ALTERNATE NOMINEES (THE "NOMINEES") AS DIRECTORS OF GWF AT THE ANNUAL MEETING OF STOCKHOLDERS OF GWF TO BE HELD ON A DATE TO BE ANNOUNCED (THE "ANNUAL MEETING") AND (B) IN FAVOR OF THE ADOPTION AT THE ANNUAL MEETING OF A NON-BINDING STOCKHOLDER RESOLUTION AND SEVEN PROPOSALS TO AMEND THE BY-LAWS OF GWF. AHMANSON AND CERTAIN OTHER PERSONS NAMED BELOW ARE ALSO SOLICITING CONSENTS FROM STOCKHOLDERS OF GWF TO APPROVE PROPOSALS, WITHOUT A STOCKHOLDERS' MEETING, TO ADOPT NON-BINDING RESOLUTIONS OF STOCKHOLDERS AND AMENDMENTS TO THE BY-LAWS OF GWF. THE PARTICIPANTS IN THIS SOLICITATION MAY INCLUDE AHMANSON; THE DIRECTORS OF AHMANSON (BYRON ALLUMBAUGH, HAROLD A. BLACK, RICHARD M. BRESSLER, DAVID R. CARPENTER, PHILLIP D. MATTHEWS, RICHARD L. NOLAN, DELIA M. REYES, CHARLES R. RINEHART, FRANK M. SANCHEZ, ELIZABETH A. SANDERS, ARTHUR W. SCHMUTZ, WILLIAM D. SCHULTE, AND BRUCE G. WILLISON); THE FOLLOWING EXECUTIVE OFFICERS AND EMPLOYEES OF AHMANSON OR ITS
 SUBSIDIARIES: KEVIN M. TWOMEY (SENIOR EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER), MADELEINE A. KLEINER (SENIOR EXECUTIVE VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER AND GENERAL COUNSEL), ANNE-DRUE M. ANDERSON (EXECUTIVE VICE PRESIDENT AND TREASURER), TIM S. GLASSETT (FIRST VICE PRESIDENT AND ASSISTANT GENERAL COUNSEL), LINDA MCCALL (SENIOR VICE PRESIDENT AND DIRECTOR OF CORPORATE TAXES), STEPHEN A. SWARTZ (SENIOR VICE PRESIDENT AND DIRECTOR OF INVESTOR RELATIONS), BARBARA TIMMER (SENIOR VICE PRESIDENT AND DIRECTOR OF GOVERNMENT AND LEGISLATIVE AFFAIRS), MARY A. TRIGG (SENIOR VICE PRESIDENT AND DIRECTOR OF PUBLIC RELATIONS), ERIC WARMSTEIN (SENIOR VICE PRESIDENT AND DIRECTOR OF CORPORATE DEVELOPMENT), SAMANTHA DAVIES (VICE PRESIDENT OF PUBLIC RELATIONS), ADRIAN RODRIGUEZ (VICE PRESIDENT OF PUBLIC RELATIONS), AND PETER BENNETT (ASSISTANT VICE PRESIDENT OF PUBLIC RELATIONS); AND THE FOLLOWING NOMINEES: LAWRENCE A. DEL SANTO, ROBERT T. GELBER, WOLFGANG SCHOELLKOPF, HUGH M. GRANT AND JOHN E. MEROW.

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]


     AS OF MARCH 31, 1997, AHMANSON IS THE BENEFICIAL OWNER OF 3,134,100 SHARES OF GWF COMMON STOCK. OTHER THAN MR. GELBER, WHO OWNS 332 SHARES OF GWF COMMON STOCK, NONE OF THE NOMINEES IS THE BENEFICIAL OWNER OF ANY GWF COMMON STOCK.

     OTHER THAN SET FORTH HEREIN, AS OF MARCH 31, 1997, NEITHER AHMANSON NOR ANY OF ITS DIRECTORS, EXECUTIVE OFFICERS OR OTHER REPRESENTATIVES OR EMPLOYEES OF AHMANSON, ANY NOMINEES OR OTHER PERSONS KNOWN TO AHMANSON, WHO MAY SOLICIT PROXIES HAS ANY SECURITY HOLDINGS IN GWF. AHMANSON DISCLAIMS BENEFICIAL OWNERSHIP OF ANY SECURITIES OF GWF HELD BY ANY PENSION PLAN OR OTHER EMPLOYEE BENEFIT PLAN OF AHMANSON OR BY ANY AFFILIATE OF AHMANSON. AHMANSON FURTHER DISCLAIMS BENEFICIAL OWNERSHIP OF ANY SECURITIES OF GWF HELD BY AHMANSON OR ANY OF ITS SUBSIDIARIES FOR THE BENEFIT OF THIRD PARTIES OR IN CUSTOMER OR FIDUCIARY ACCOUNTS IN THE ORDINARY COURSE OF BUSINESS.

     ALTHOUGH CREDIT SUISSE FIRST BOSTON CORPORATION ("CSFB") AND MONTGOMERY SECURITIES ("MONTGOMERY"), FINANCIAL ADVISORS TO AHMANSON, DO NOT ADMIT THAT THEY OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES OR AFFILIATES ARE A "PARTICIPANT," AS DEFINED IN SCHEDULE 14A PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934 BY THE SECURITIES AND EXCHANGE COMMISSION, OR THAT SUCH
 SCHEDULE 14A REQUIRES THE DISCLOSURE OF CERTAIN INFORMATION CONCERNING CSFB OR MONTGOMERY, CSFB AND MONTGOMERY MAY ASSIST AHMANSON IN SUCH A SOLICITATION. EACH OF CSFB AND MONTGOMERY ENGAGES IN A FULL RANGE OF INVESTMENT BANKING, SECURITIES TRADING, MARKET-MAKING AND BROKERAGE SERVICES FOR INSTITUTIONAL AND INDIVIDUAL CLIENTS. IN THE NORMAL COURSE OF THEIR RESPECTIVE BUSINESSES, EACH OF CSFB AND MONTGOMERY MAY TRADE SECURITIES OF GWF FOR THEIR OWN ACCOUNT AND THE ACCOUNT OF THEIR CUSTOMERS AND, ACCORDINGLY, MAY AT ANY TIME HOLD A LONG OR SHORT POSITION IN SUCH SECURITIES. AS OF MARCH 31, 1997, CSFB HELD A NET LONG POSITION OF 10,624 SHARES OF GWF COMMON STOCK AND MONTGOMERY HELD NO SHARES OF GWF COMMON STOCK.

     EXCEPT AS DISCLOSED ABOVE, TO THE KNOWLEDGE OF AHMANSON, NONE OF AHMANSON, THE DIRECTORS OR EXECUTIVE OFFICERS OF AHMANSON, THE EMPLOYEES OR OTHER REPRESENTATIVES OF AHMANSON WHO MAY PARTICIPATE IN THIS SOLICITATION OR THE NOMINEES NAMED ABOVE HAS ANY INTEREST, DIRECT OR INDIRECT, BY SECURITY HOLDINGS OR OTHERWISE, IN GWF.